Supplemental Cash Flow Information - Schedule of Reconciliation of Cash, Cash Equivalents and Restricted Cash - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Supplemental Cash Flow Elements [Abstract]
Cash and cash equivalents	$ 92,069	$ 206,762	$ 160,221	$ 149,014
Restricted cash – current	11,888	8,358	53,689	38,329
Restricted cash – long-term	38,100	42,823	39,381	35,521
Total	$ 142,057	$ 257,943	$ 253,291	$ 222,864